Exhibit 99.3

Fold Announces Closing of Business Combination

Fold Expects to Begin Trading on Nasdaq on or about February 19 Under the Symbol “FLD”

With over 1,000 bitcoin in its corporate treasury, Fold is building the financial products of tomorrow amid a wave of global bitcoin adoption

February 14, 2025 – [PHOENIX] – Fold Holdings, Inc. (“Fold”), a pioneering bitcoin financial services company, announced today the completion of its previously announced business combination with FTAC Emerald Acquisition Corp. (“FTAC”), a publicly traded special purpose acquisition company, which was approved by FTAC’s shareholders on February 13, 2025. The combined company will operate under the name Fold Holdings, Inc., and its common stock and warrants are expected to begin trading on Nasdaq under the ticker symbols “FLD” and “FLDDW,” respectively, beginning on or about February 19, 2025, subject to final approval of listing.

“Six years ago, we embarked on a mission to expand access to bitcoin investment opportunities through premium financial products,” said Will Reeves, Co-Founder and CEO of Fold. “Since then, we have achieved significant scale thanks to the support of our dedicated employees, partners and investors, leading us to this exciting moment in our company’s history. We believe being a public company better positions us to advance our vision of building a gateway to bitcoin-based financial services and expanding access to wealth creation for Fold’s customers.”

Advisors

Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC, is acting as exclusive financial advisor, capital markets advisor, and placement agent to Fold. Latham & Watkins LLP is acting as legal advisor to Fold. Stevens & Lee PC is acting as legal advisor to FTAC Emerald.

About Fold

Founded in 2019, Fold is a leading bitcoin financial services company dedicated to expanding access to bitcoin investment opportunities through premium financial products. By integrating bitcoin into everyday financial services, Fold aims to make the American Dream available to more people. For more information, visit https://foldapp.com/investors.

About FTAC Emerald Acquisition Corp.

FTAC Emerald is a special purpose acquisition company sponsored by Cohen Circle and formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses with a core commitment to providing social, financial, and/or environmental value.

Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of the federal securities laws with respect to the Business Combination. Forward-looking statements may be identified by the use of words such as “may,” “could,” “would,” “should,” “predict,” “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include the potential benefits of the Business Combination and the potential success of Fold’s market and growth strategies. These statements are based on assumptions and on the current expectations of FTAC and Fold’s management and are not predictions of actual performance. Many actual events and circumstances are beyond the control of Fold. These forward-looking statements are subject to a number of risks and uncertainties, including: (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the failure to realize the anticipated benefits of the Business Combination; (iii) the effect of the consummation of the Business Combination on Fold’s business relationships, performance, and business generally; (iv) the ability to implement business plans and other expectations after the completion of the Business Combination, and identify and realize additional opportunities; (v) the risk of downturns, new entrants and a changing regulatory landscape in the highly competitive industry in which Fold operates; and (vi) those factors discussed in Fold’s filings with the SEC. If any of these risks materialize or Fold’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. While FTAC and Fold may elect to update these forward-looking statements at some point in the future, each specifically disclaims any obligation to do so, except as required by law.

Investor and Media Contacts

Fold: Fold@icrinc.com
FTAC Emerald: info@cohencircle.com